                                                                      Exhibit 99

                            Global Structured Finance

                                  BoAMS 2004-A
                                 Total Combined

1. Original Balance

                        Number     Aggregate      Percent        Average                                  W.A.        W.A.
                          of        Current       of Loans       Original      W.A.   W.A.     W.A.     Original   Remaining    W.A.
                       Mortgage    Principal    by Principal    Principal     Gross   FICO   Original   Term to     Term to     Loan
Original Balance         Loans      Balance       Balance        Balance      Coupon  Score     LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          104    $ 34,906,947       5.04%     $  335,868     4.856%   737     68.11%      360         359       1
350,001 - 450,000          390     155,565,928      22.46         399,170     4.816    730     71.22       358         357       1
450,001 - 550,000          307     152,727,710      22.05         497,829     4.751    736     70.45       358         357       1
550,001 - 650,000          187     112,906,443      16.30         604,135     4.702    745     69.33       358         358       1
650,001 - 750,000          124      87,629,842      12.65         707,109     4.787    735     71.01       358         357       1
750,001 - 850,000           40      31,981,011       4.62         800,096     4.707    738     65.43       360         360       0
850,001 - 950,000           35      31,314,778       4.52         899,940     4.649    734     66.49       360         360       0
950,001 - 1,050,000         66      65,482,259       9.46         992,490     4.658    743     59.88       359         359       1
1,050,001 - 1,150,000        5       5,480,500       0.79       1,096,100     4.686    753     59.98       360         360       0
1,150,001 - 1,250,000       12      14,545,362       2.10       1,212,375     4.596    722     57.19       360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,270    $692,540,779     100.00%     $  545,772     4.748%   737     68.62%      358         358       1
------------------------------------------------------------------------------------------------------------------------------------

     Average: $545,771.69
     Lowest: $261,000.00
     Highest: $1,250,000.00

2. Gross Coupon

                        Number     Aggregate      Percent        Average                                  W.A.        W.A.
                          of        Current       of Loans       Original      W.A.   W.A.     W.A.     Original   Remaining    W.A.
                       Mortgage    Principal    by Principal    Principal     Gross   FICO   Original   Term to     Term to     Loan
Gross Coupon             Loans      Balance       Balance        Balance      Coupon  Score     LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
3.251 - 3.375                2    $    886,198        0.13%      $443,532     3.375%   747     77.22%      360         359       1
3.376 - 3.500                5       2,814,894        0.41        563,421     3.500    762     77.84       360         360       0
3.501 - 3.625                4       2,355,880        0.34        589,900     3.625    760     59.36       360         359       1
3.626 - 3.750                5       3,262,242        0.47        652,624     3.750    696     76.62       360         359       1

3.751 - 3.875               17       9,246,332        1.34        544,176     3.875    763     74.64       360         360       0
3.876 - 4.000               21      10,895,906        1.57        519,069     4.000    738     72.86       360         359       1
4.001 - 4.125               31      17,985,431        2.60        580,411     4.125    731     69.47       356         355       1
4.126 - 4.250               72      44,665,596        6.45        620,601     4.250    742     68.50       360         359       1
4.251 - 4.375               84      46,989,119        6.79        559,695     4.375    750     67.17       358         357       1
4.376 - 4.500              157      85,664,729       12.37        545,957     4.500    742     67.21       360         359       1
4.501 - 4.625              127      75,287,223       10.87        593,172     4.625    742     67.50       360         359       1
4.626 - 4.750              181      99,365,807       14.35        549,315     4.750    733     68.39       358         357       1
4.751 - 4.875              205     107,288,729       15.49        524,417     4.875    736     67.92       358         357       1
4.876 - 5.000              116      60,720,487        8.77        524,000     5.000    731     70.43       360         359       1
5.001 - 5.125               60      29,807,194        4.30        497,113     5.125    727     70.94       357         356       1
5.126 - 5.250               53      29,054,167        4.20        548,693     5.250    726     69.65       355         354       1
5.251 - 5.375               46      24,018,732        3.47        522,452     5.375    739     66.73       357         356       1
5.376 - 5.500               33      16,573,065        2.39        502,567     5.500    727     71.23       360         359       1
5.501 - 5.625               21      10,502,095        1.52        500,408     5.625    722     69.51       351         350       1
5.626 - 5.750               14       7,768,943        1.12        555,171     5.750    733     68.59       360         359       1
5.751 - 5.875                9       4,778,178        0.69        531,335     5.875    724     65.75       360         359       1
5.876 - 6.000                3       1,103,808        0.16        367,936     6.000    712     70.45       360         360       0
6.001 - 6.125                1         375,925        0.05        375,925     6.125    703     79.98       360         360       0
6.126 - 6.250                3       1,130,100        0.16        376,700     6.250    693     79.17       360         360       0
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,270    $692,540,779      100.00%      $545,772     4.748%   737     68.62%      358         358       1
------------------------------------------------------------------------------------------------------------------------------------


     W.A.: 4.748%
     Lowest: 3.375%
     Highest: 6.250%

3. Credit Score


                        Number     Aggregate      Percent        Average                                  W.A.        W.A.
                          of        Current       of Loans       Original      W.A.   W.A.     W.A.     Original   Remaining    W.A.
                       Mortgage    Principal    by Principal    Principal     Gross   FICO   Original   Term to     Term to     Loan
Credit Score             Loans      Balance       Balance        Balance      Coupon  Score     LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
  825 - 849                 2     $  1,014,800        0.15%     $507,400       4.665%  831     45.80%      360         360        0
  800 - 824                19       10,131,210        1.46       533,389       4.751   805     66.78       360         359        1
  775 - 799               247      134,335,926       19.40       544,314       4.687   785     66.70       359         358        1
  750 - 774               293      161,788,267       23.36       553,016       4.723   762     69.08       359         358        1

725 - 749          241       137,722,356       19.89      571,801      4.736   737      68.44   358   357   1
700 - 724          219       118,286,437       17.08      540,445      4.777   712      70.66   360   359   1
675 - 699          116        62,269,929        8.99      537,073      4.782   688      68.88   356   356   1
650 - 674           75        38,070,375        5.50      507,967      4.848   665      67.07   358   357   1
625 - 649           50        25,739,078        3.72      515,101      4.952   639      69.45   358   357   1
600 - 624            6         2,334,990        0.34      389,400      4.703   622      80.34   360   360   0
N/A                  2           847,411        0.12      425,500      4.347     0      72.74   286   284   2
-------------------------------------------------------------------------------------------------------------
Total:           1,270      $692,540,779      100.00%    $545,772      4.748%  737      68.62%  358   358   1
-------------------------------------------------------------------------------------------------------------

     W.A.: 737
     Lowest: 620
     Highest: 832

4. Index

              Number        Aggregate        Percent      Average                                        W.A.           W.A.
                of           Current        of Loans      Original      W.A.     W.A.      W.A.       Original      Remaining   W.A.
             Mortgage       Principal     by Principal   Principal     Gross     FICO    Original      Term to       Term to    Loan
Index          Loans         Balance         Balance      Balance      Coupon    Score      LTV       Maturity      Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
12ML           1,270      $ 692,540,779      100.00%     $ 545,772     4.748%     737     68.62%         358            358       1
------------------------------------------------------------------------------------------------------------------------------------
Total:         1,270      $ 692,540,779      100.00%     $ 545,772     4.748%     737     68.62%         358            358       1
------------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

                         Number    Aggregate      Percent      Average                                    W.A.         W.A.
                           of       Current       of Loans    Original     W.A.   W.A.      W.A.       Original    Remaining   W.A.
                        Mortgage   Principal    by Principal  Principal   Gross   FICO    Original      Term to     Term to    Loan
Loan Purpose              Loans     Balance       Balance      Balance    Coupon  Score      LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Purchase                   650    $347,349,124      50.16%     $534,971   4.687%    741      75.80%       359         358       1
Refinance-Rate/Term        476     274,757,053      39.67       577,572   4.773     734      61.15        358         357       1
Refinance-Cashout          144      70,434,602      10.17       489,406   4.954     723      62.32        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,270    $692,540,779     100.00%     $545,772   4.748%    737      68.62%       358         358       1
------------------------------------------------------------------------------------------------------------------------------------

6. Property Type

                     Number     Aggregate       Percent      Average                                       W.A.        W.A.

                       of        Current        of Loans     Original      W.A.      W.A.       W.A.     Original   Remaining   W.A.
                    Mortgage    Principal     by Principal  Principal      Gross     FICO     Original   Term to     Term to    Loan
Property Type         Loans      Balance        Balance      Balance      Coupon     Score      LTV      Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                     825   $ 457,486,108        66.06%   $ 555,094     4.755%      737      67.65%       358         357      1
PUD Detach              296     161,376,582        23.30      545,495     4.736       734      69.36        359         358      1
Condo                   109      53,556,272         7.73      491,560     4.740       743      73.38        360         359      1
PUD Attach               24      11,277,166         1.63      470,115     4.681       736      76.76        360         359      1
2-Family                  8       5,337,374         0.77      667,350     4.556       758      63.18        360         360      0
Townhouse                 5       2,503,368         0.36      500,800     4.739       706      67.55        360         360      0
Cooperative               1         399,592         0.06      400,000     5.875       774      76.92        360         359      1
4-Family                  1         343,596         0.05      344,000     5.125       775      79.81        360         359      1
3-Family                  1         260,721         0.04      261,000     5.625       780      72.50        360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,270   $ 692,540,779       100.00%   $ 545,772     4.748%      737      68.62%       358         358      1
------------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

                    Number     Aggregate       Percent      Average                                       W.A.       W.A.
                      of        Current        of Loans     Original      W.A.    W.A.       W.A.      Original   Remaining   W.A.
                   Mortgage    Principal     by Principal  Principal      Gross   FICO     Original     Term to    Term to    Loan
Occupancy Status     Loans      Balance        Balance      Balance      Coupon   Score      LTV       Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Primary              1,186    $649,147,284       93.73%    $ 547,815     4.741%    736       68.53%       358        358       1
Secondary               71      38,651,656        5.58       544,742     4.839     747       69.99        359        359       1
Investor                13       4,741,839        0.68       364,946     5.022     748       70.48        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,270    $692,540,779      100.00%    $ 545,772     4.748%    737       68.62%       358        358       1
------------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

                  Number     Aggregate      Percent      Average                                  W.A.        W.A.
                    of        Current       of Loans     Original   W.A.     W.A.      W.A.     Original   Remaining      W.A.
Geographic       Mortgage    Principal    by Principal  Principal   Gross    FICO    Original   Term to     Term to       Loan
Distribution       Loans      Balance       Balance      Balance   Coupon   Score       LTV     Maturity    Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
California          869     $477,684,682       68.98%    $550,198    4.742%   738       67.67%       359          358        1
Florida              63       32,494,775        4.69      516,162    4.841    730       70.23        352          352        1
Illinois             54       29,477,032        4.26      546,175    4.615    739       67.40        360          359        1
Virginia             36       18,824,968        2.72      523,200    4.752    742       71.15        360          359        1

Texas                       29     15,338,239         2.21       529,404     4.648      730     72.58         360         359      1
Maryland                    27     13,429,931         1.94       497,915     4.926      725     69.58         360         359      1
District of Columbia        17     11,527,399         1.66       678,444     4.660      737     72.32         360         359      1
Washington                  22     11,334,341         1.64       515,502     4.778      750     73.42         360         359      1
South Carolina              19     10,557,119         1.52       556,334     4.833      733     74.84         360         359      1
Georgia                     21      9,474,505         1.37       451,418     4.750      726     67.93         357         356      1
Colorado                    16      9,132,394         1.32       571,038     4.633      734     74.01         360         359      1
Nevada                      16      8,235,492         1.19       515,132     4.912      714     77.01         354         353      1
North Carolina              12      5,695,499         0.82       475,163     4.638      732     67.80         342         342      1
Massachusetts                9      5,550,918         0.80       617,133     4.616      753     67.95         360         359      1
Arizona                     12      5,404,948         0.78       450,714     4.776      721     70.54         360         359      1
Missouri                     5      3,596,710         0.52       719,585     5.055      703     69.26         360         359      1
New York                     6      3,516,457         0.51       586,333     4.977      708     63.42         360         359      1
Oregon                       6      2,918,572         0.42       486,708     4.927      717     77.63         332         332      0
New Jersey                   5      2,892,754         0.42       578,780     4.750      705     75.61         360         359      1
Indiana                      4      2,340,329         0.34       585,300     4.705      758     74.82         360         360      0
Other                       22     13,113,715         1.89       596,619     4.839      737     68.34         351         350      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,270   $692,540,779       100.00%     $545,772     4.748%     737     68.62%        358         358      1
------------------------------------------------------------------------------------------------------------------------------------


9. County Distribution

                       Number      Aggregate      Percent      Average                                     W.A.        W.A.
                         of         Current     of Loans by    Original      W.A.      W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal      Gross     FICO   Original   Term to     Term to    Loan
County Distribution    Loans        Balance       Balance      Balance      Coupon    Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles                163   $ 95,563,549        13.80%     $586,643     4.756%     733     65.47%        359         358      1
Orange                     131     72,532,522        10.47       553,854     4.688      737     65.86         359         358      1
Santa Clara                124     65,483,688         9.46       528,430     4.732      746     68.74         360         359      1
San Mateo                   68     40,679,091         5.87       598,432     4.742      739     68.71         360         360      0
San Diego                   79     39,875,201         5.76       505,051     4.768      729     69.39         360         359      1
San Francisco               56     32,657,570         4.72       586,063     4.681      739     73.40         360         359      1
Alameda                     53     27,918,264         4.03       527,110     4.791      749     72.01         360         359      1
Contra Costa                43     22,960,608         3.32       534,500     4.766      739     66.19         360         359      1
Cook                        36     19,847,777         2.87       551,540     4.704      738     68.68         360         359      1
Dist Of Columbia            17     11,527,399         1.66       678,444     4.660      737     72.32         360         359      1

Other                      500    263,495,110        38.05       527,411     4.773      734     69.45         357         356      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,270   $692,540,779       100.00%     $545,772     4.748%     737     68.62%        358         358      1
------------------------------------------------------------------------------------------------------------------------------------


10. Original LTV

                       Number      Aggregate      Percent      Average                                     W.A.        W.A.
                         of         Current     of Loans by    Original      W.A.      W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal      Gross     FICO   Original   Term to     Term to    Loan
Original LTV           Loans        Balance       Balance      Balance      Coupon    Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
 5.01 - 10.00                1       $915,000         0.13%     $915,000     4.500%     765      8.32%        360         360      0
15.01 - 20.00                7      3,568,377         0.52       511,329     4.834      761     17.92         330         329      1
20.01 - 25.00                5      2,479,124         0.36       496,600     4.544      712     22.30         360         359      1
25.01 - 30.00                4      2,296,781         0.33       574,290     4.620      756     28.16         322         321      0
30.01 - 35.00               19     11,154,653         1.61       587,321     4.708      733     32.75         352         351      1
35.01 - 40.00               29     17,664,752         2.55       609,410     4.765      749     38.06         353         352      1
40.01 - 45.00               36     22,701,839         3.28       631,021     4.822      743     42.64         356         356      1
45.01 - 50.00               46     30,662,016         4.43       666,824     4.679      737     48.26         360         359      1
50.01 - 55.00               65     36,056,734         5.21       554,984     4.762      735     52.30         359         359      1
55.01 - 60.00               66     35,484,066         5.12       538,080     4.737      738     57.83         357         356      1
60.01 - 65.00              104     60,774,003         8.78       584,771     4.791      735     62.93         360         359      1
65.01 - 70.00              111     66,003,165         9.53       594,913     4.733      740     68.08         358         358      1
70.01 - 75.00              154     87,969,441        12.70       571,536     4.796      730     73.29         359         359      1
75.01 - 80.00              595    303,477,660        43.82       510,649     4.729      738     79.47         359         359      1
80.01 - 85.00                1        322,701         0.05       322,701     4.625      754     80.88         360         359      1
85.01 - 90.00               21      8,778,737         1.27       418,337     4.784      697     89.79         353         352      1
90.01 - 95.00                6      2,231,731         0.32       372,246     5.138      654     94.65         360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,270   $692,540,779       100.00%     $545,772     4.748%     737     68.62%        358         358      1
------------------------------------------------------------------------------------------------------------------------------------

     W.A.: 68.62%
     Lowest: 8.32%
     Highest: 95.00%


11. Original Term

                       Number      Aggregate      Percent      Average                                     W.A.        W.A.
                         of         Current     of Loans by    Original      W.A.      W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal      Gross     FICO   Original   Term to     Term to    Loan
Original Term          Loans        Balance       Balance      Balance      Coupon    Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------

120                          2       $809,188         0.12%     $408,655     4.988%     736     22.63%        120         119      1
180                          6      3,098,100         0.45       517,667     5.049      750     61.87         180         179      1
240                          3      1,783,272         0.26       595,605     4.552      667     59.70         240         239      1
300                          3      1,881,739         0.27       628,333     4.806      732     56.22         300         299      1
360                      1,256    684,968,480        98.91       545,808     4.747      737     68.76         360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,270   $692,540,779       100.00%     $545,772     4.748%     737     68.62%        358         358      1
------------------------------------------------------------------------------------------------------------------------------------

     W.A.: 358.4 months
     Lowest: 120 months
     Highest: 360 months


     Banc of America Securities LLC

     This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private
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     regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-A
                                 Total Combined
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $692,540,778.97
Loan Count: 1,270
Cut-off Date: 2004-01-01
Avg. Loan Balance: $545,307.70
Avg. Orig. Balance: $545,771.69
Accelerated Docs: 68.73%
W.A. FICO: 737
W.A. Orig. LTV: 68.62%
W.A. Cut-Off LTV: 68.56%
W.A. Gross Coupon: 4.748%
W.A. Net Coupon: 4.482%
W.A. Svcg Fee: 0.262%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 1.64%
% over 100 OLTV: 0.00%
% with PMI: 1.64%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.61%
W.A. MI Adjusted LTV: 68.18%
% Second Lien: 0.00%
% with Prepay Penalty: 0.74%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.16%

* FICO not available for 2 loans, or 0.1% of the aggregate pool balance.


2. Original Balance


                   Original Balance               Percent
                  -------------------------------------------

                  250,001 - 350,000                   5.04%
                  350,001 - 450,000                   22.46
                  450,001 - 550,000                   22.05
                  550,001 - 650,000                   16.30
                  650,001 - 750,000                   12.65
                  750,001 - 850,000                    4.62
                  850,001 - 950,000                    4.52
                  950,001 - 1,050,000                  9.46
                1,050,001 - 1,150,000                  0.79
                1,150,001 - 1,250,000                  2.10
                --------------------------------------------
                Total:                               100.00%
                --------------------------------------------

Average: $545,771.69
Lowest:  $261,000.00
Highest: $1,250,000.00

3. Cut-Off Balance

                  Cut-Off Balance                    Percent
                  ------------------------------------------
                  250,001 - 350,000                    5.09%
                  350,001 - 450,000                   22.41
                  450,001 - 550,000                   22.05
                  550,001 - 650,000                   16.30
                  650,001 - 750,000                   12.65
                  750,001 - 850,000                    4.73
                  850,001 - 950,000                    4.41
                  950,001 - 1,050,000                  9.46
                1,050,001 - 1,150,000                  0.79
                1,150,001 - 1,250,000                  2.10
                --------------------------------------------
                Total:                               100.00%
                --------------------------------------------

Average: $545,307.70
Lowest:  $260,720.97
Highest: $1,250,000.00

4. Lien Position

                        Lien Position          Percent
                        ------------------------------
                        1                       100.00%
                        ------------------------------
                        Total:                  100.00%
                        ------------------------------

5. Loan Type

                        Loan Type              Percent
                        ------------------------------
                        Conventional            100.00%
                        ------------------------------
                        Total:                  100.00%
                        ------------------------------

6. Coupon

                        Coupon                 Percent
                        ------------------------------
                        3.251 - 3.500             0.53%
                        3.501 - 3.750             0.81
                        3.751 - 4.000             2.91
                        4.001 - 4.250             9.05
                        4.251 - 4.500            19.15
                        4.501 - 4.750            25.22
                        4.751 - 5.000            24.26
                        5.001 - 5.250             8.50
                        5.251 - 5.500             5.86

                   5.501 - 5.750              2.64
                   5.751 - 6.000              0.85
                   6.001 - 6.250              0.22
                   --------------------------------
                   Total:                   100.00%
                   --------------------------------

W.A.: 4.748
Lowest: 3.375
Highest: 6.250

7. Credit Score

                   Credit Score             Percent
                   --------------------------------
                   800 - 849                  1.61%
                   750 - 799                 42.76
                   700 - 749                 36.97
                   650 - 699                 14.49
                   600 - 649                  4.05
                   N/A                        0.12
                   --------------------------------
                   Total:                   100.00%
                   --------------------------------

W.A.: 737
Lowest: 620
Highest: 832

8. PMI Providers

                   PMI Providers            Percent
                   --------------------------------
                   NONE                      98.36%
                   UGRIC                      0.64
                   RMIC                       0.47
                   GEMIC                      0.35

                   TGI                     0.06
                   RGIC                    0.06
                   PMIC                    0.06
                   -----------------------------
                   Total:                100.00%
                   -----------------------------

9. Product Type

               Product Type                        Percent
               -------------------------------------------
               5YR IO 12 MO LIBOR                   46.74%
               5/25 12 MO LIBOR                     36.41
               3/27 12 MO LIBOR                      9.86
               7/23 12 MO LIBOR                      5.84
               5/10 12 MO LIBOR                      0.30
               Other                                 0.86
               -------------------------------------------
               Total:                              100.00%
               -------------------------------------------

10. Index

                        Index          Percent
                        -----------------------
                        12ML            100.00%
                        -----------------------
                        Total:          100.00%
                        -----------------------

11. Loan Purpose

                    Loan Purpose           Percent
                    ------------------------------
                    Purchase                50.16%
                    Refinance-Rate/Term     39.67

                    Refinance-Cashout       10.17
                    ------------------------------
                    Total:                 100.00%
                    ------------------------------

12. Times 30 Days DLQ

                  Times 30 Days DLQ      Percent
                  ------------------------------
                  0                       99.90%
                  1                        0.10
                  ------------------------------
                  Total:                 100.00%
                  ------------------------------

13. Property Type

                    Property Type            Percent
                    ----------------------------------
                    SFR                         66.06%
                    PUD Detach                  23.30
                    Condo                        7.73
                    PUD Attach                   1.63
                    2-Family                     0.77
                    Townhouse                    0.36
                    Cooperative                  0.06
                    4-Family                     0.05
                    3-Family                     0.04
                    ----------------------------------
                    Total:                     100.00%
                    ----------------------------------

14. Occupancy Status

                     Occupancy Status         Percent
                     --------------------------------

                              Primary               93.73%
                              Secondary              5.58
                              Investor               0.68
                              ---------------------------
                              Total:               100.00%
                              ---------------------------

15. Documentation

                              Documentation          Percent
                              ------------------------------
                              Rapid                    52.15%
                              Standard                 31.27
                              Reduced                  15.53
                              All Ready Home            1.06
                              ------------------------------
                              Total:                  100.00%
                              ------------------------------

16. State

                              State               Percent
                              ---------------------------
                              California            68.98%
                              Florida                4.69
                              Illinois               4.26
                              Virginia               2.72
                              Texas                  2.21
                              Other                 17.14
                              ---------------------------
                              Total:               100.00%
                              ---------------------------

17. California

                              California                  Percent
                              -----------------------------------
                              Northern California           49.96%
                              Southern California           50.04
                              -----------------------------------
                              Total:                       100.00%
                              -----------------------------------

18. Zip Code

                              Zip Code            Percent
                              ---------------------------
                              94025                  1.16%
                              90266                  1.07
                              92660                  0.94
                              90274                  0.81
                              90272                  0.71
                              Other                 95.30
                              ---------------------------
                              Total:               100.00%
                              ---------------------------


19. Convertible Flag

                              Convertible Flag            Percent
                              -----------------------------------
                              N                             99.93%
                              Y                              0.07
                              -----------------------------------
                              Total:                       100.00%
                              -----------------------------------

20. Buydown Agreement

                              Buydown Agreement              Percent
                              --------------------------------------
                              N                                99.77%

                              Y                 0.23
                              ----------------------
                              Total:          100.00%
                              ----------------------

21. Delinquency*

                              Delinquency*            Percent
                              -------------------------------
                              0-29 days                100.00%
                              -------------------------------
                              Total:                   100.00%
                              -------------------------------
* MBA method


22. OLTV


                              OLTV                     Percent
                              --------------------------------
                              ***20.00                    0.65%
                              20.01 - 30.00               0.69
                              30.01 - 40.00               4.16
                              40.01 - 50.00               7.71
                              50.01 - 60.00              10.33
                              60.01 - 70.00              18.31
                              70.01 - 80.00              56.52
                              80.01 - 90.00               1.31
                              90.01 - 100.00              0.32
                              --------------------------------
                              Total:                    100.00%
                              --------------------------------

*** means less than or equal to

W.A.: 68.62%
Lowest: 8.32%
Highest: 95.00%


23. Cut-Off LTV

                         Cut-Off LTV              Percent
                         --------------------------------
                         ***20.00                    0.65%
                         20.01 - 30.00               0.69
                         30.01 - 40.00               4.16
                         40.01 - 50.00               7.71
                         50.01 - 60.00              10.45
                         60.01 - 70.00              18.30
                         70.01 - 80.00              56.41
                         80.01 - 90.00               1.31
                         90.01 - 100.00              0.32
                         --------------------------------
                         Total:                    100.00%
                         --------------------------------

*** means less than or equal to

W.A.: 68.56%
Lowest: 8.32%
Highest: 95.00%

24. Prepayment Penalty Term

                         Prepayment Penalty Term     Percent
                         -----------------------------------
                         0                             99.26%
                         36                             0.74
                         -----------------------------------
                         Total:                       100.00%
                         -----------------------------------
W.A.: 0.3 months
Lowest: 0 months
Highest: 36 months

25. Prepayment Penalty

                         Prepayment Penalty            Percent
                         -------------------------------------
                         2%ofPPAmnt**20%                  0.74%

** means greater than

                         NONE                             99.26
                         --------------------------------------
                         Total:                         100.00%
                         --------------------------------------

W.A.: 0.3 months
Lowest: 0 months
Highest: 36 months

26. Original Term

                         Original Term            Percent
                         --------------------------------
                         120                         0.12%
                         180                         0.45
                         240                         0.26
                         300                         0.27
                         360                        98.91
                         --------------------------------
                         Total:                    100.00%
                         --------------------------------

W.A.: 358.4 months
Lowest: 120 months
Highest: 360 months

27. Cut-Off Remaining Term

                         Cut-Off Remaining Term         Percent
                         --------------------------------------
                         115 - 120                         0.12%
                         175 - 180                         0.45
                         235 - 240                         0.26
                         295 - 300                         0.27
                         349 - 354                         0.18
                         355 - 360                        98.73
                         --------------------------------------
                         Total:                          100.00%
                         --------------------------------------

W.A.: 357.8 months
Lowest: 119 months
Highest: 360 months

28. Cutoff Loan Age

                         Cutoff Loan Age               Percent
                         -------------------------------------
                         0                               42.25%
                         1 - 6                           57.57
                         7 - 12                           0.18
                         -------------------------------------
                         Total:                         100.00%
                         -------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 7 months

29. Gross Margin

                         Gross Margin            Percent
                         -------------------------------
                         2.250                    100.00%
                         -------------------------------
                         Total:                   100.00%
                         -------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

30. Initial Cap (ARMs)

                         Initial Cap (ARMs)    Percent
                         -----------------------------
                         2.000                    9.99%
                         5.000                   90.01

                           ----------------------------
                           Total:               100.00%
                           ----------------------------

W.A.: 4.700%
Lowest: 2.000%
Highest: 5.000%


31. Periodic Cap (ARMs)

                           Periodic Cap (ARMs)  Percent
                           ----------------------------
                           2.000                100.00%
                           ----------------------------
                           Total:               100.00%
                           ----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


32. Maximum Rate (ARMs)

                           Maximum Rate (ARMs)  Percent
                           ----------------------------
                           8.001 - 9.000          3.86%
                           9.001 - 10.000        69.06
                           10.001 - 11.000       26.27
                           11.001 - 12.000        0.81
                           ---------------------------
                           Total:               100.00%
                           ---------------------------

W.A.: 9.848%
Lowest: 8.375%
Highest: 11.875%


33. Cutoff Rollterm

                           Cutoff Rollterm      Percent
                           ----------------------------
                           19 - 24                0.06%
                           25 - 30                0.08
                           31 - 36                9.85
                           49 - 54                0.10
                           55 - 60               83.92
                           79 - 84                5.99
                           ---------------------------
                           Total:               100.00%
                           ----------------------------

W.A.: 58.4 months
Lowest: 22 months
Highest: 84 months


Banc of America Securities LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.